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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 7, 2000


                               GLOBALSCAPE, INC.
            (Exact name of registrant as specified in its charter)


Delaware                          000-30617           74-2785449
(State or other jurisdiction    (Commission           (IRS Employer
   of incorporation)            File Number)          Identification No.)


                       6000 Northwest Parkway, Suite 101
                           San Antonio, Texas  78249
                                (210) 308-8267
  (Address of principal executive offices and Registrant's telephone number, including area code)
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ITEM 5.   Other Events

     On November 6, 2000 GlobalSCAPE, Inc. announces re-release of CuteMX.

ITEM 7.   Exhibits


Exhibit No.  Description of Exhibit
-----------  ----------------------
99.1         Press release dated November 6, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                GlobalSCAPE, Inc.

                                                Dated:  November 7, 2000


                                                By: /s/ Tim Nicolaou
                                                    ----------------
                                                        Tim Nicolaou
                                                        Chief Executive Officer